SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

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                               FORM 8-K
                            Current Report
                   Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): July 15, 2004


                            RIVOLI BANCORP, INC.
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             (Exact Name of Registrant as Specified in Charter)


            Georgia                   0-49691              58-2631780
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    (State or other jurisdiction    (Commission         (I.R.S. Employer
        of Incorporation)            File Number)       Identification No.)

      5980 Zebulon Road, Macon, Georgia                        31210
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  (Address of principal executive offices)                   (Zip Code)

      Registrant's telephone number, including area code: (478) 475-5200
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          (Former name or address, if changed since last report)



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(C.)   EXHIBITS

       99.1 Press release dated July 15, 2004 reporting second quarter 2004 financial results.



ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 15, 2004, Rivoli BanCorp, Inc. issued a press release announcing second quarter 2004 financial results. The press release is attached as Exhibit 99.1 to this Form 8-K. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934 and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RIVOLI BANCORP, INC.

July 15, 2004                              /s/ J. Patrick McGoldrick
                                           -------------------------------------
                                           President and Chief Executive Officer